Quarterly Holdings Report
for
Fidelity® Sustainable Emerging Markets Equity Fund
July 31, 2023
MAR-NPRT3-0923
1.9904435.101
Common Stocks - 96.1%
	Shares	Value ($)
Brazil - 5.9%
Banco BTG Pactual SA unit	2,084	14,988
Banco do Brasil SA	2,870	29,248
Hapvida Participacoes e Investimentos SA (a)(b)	61,230	62,153
Localiza Rent a Car SA	3,634	51,658
Natura & Co. Holding SA	6,660	25,732
Pet Center Comercio e Participacoes SA	16,240	24,040
Raia Drogasil SA	6,253	38,308
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	3,269	8,254
XP, Inc. Class A (a)	1,070	28,901
TOTAL BRAZIL		283,282
China - 34.1%
Alibaba Group Holding Ltd. (a)	13,886	177,455
Alibaba Group Holding Ltd. sponsored ADR (a)	196	20,023
Baidu, Inc. sponsored ADR (a)	171	26,674
BeiGene Ltd. ADR (a)	101	21,636
BYD Co. Ltd. (H Shares)	1,157	41,210
China Construction Bank Corp. (H Shares)	130,006	75,775
China Life Insurance Co. Ltd. (H Shares)	21,473	37,445
China Merchants Bank Co. Ltd. (H Shares)	4,481	22,092
China Tourism Group Duty Free Corp. Ltd. (H Shares) (b)	1,162	18,520
Contemporary Amperex Technology Co. Ltd.	876	29,158
ENN Energy Holdings Ltd.	2,544	30,581
Flat Glass Group Co. Ltd.	11,473	34,056
Haier Smart Home Co. Ltd.	7,325	24,088
JD.com, Inc. sponsored ADR	1,394	57,586
Kunlun Energy Co. Ltd.	7,407	6,031
Kweichow Moutai Co. Ltd. (A Shares)	94	24,749
Li Auto, Inc. ADR (a)	1,415	60,562
Li Ning Co. Ltd.	869	5,237
Meituan Class B (a)(b)	5,075	96,882
NetEase, Inc. ADR	824	89,602
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	772	43,332
PDD Holdings, Inc. ADR (a)	923	82,904
Ping An Insurance Group Co. of China Ltd. (H Shares)	11,052	80,533
Qingdao Port International Co. Ltd. (H Shares) (b)	15,715	8,322
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	999	41,399
Shenzhou International Group Holdings Ltd.	1,781	18,737
Sinotruk Hong Kong Ltd.	26,827	56,138
Sunny Optical Technology Group Co. Ltd.	1,343	13,010
Tencent Holdings Ltd.	6,112	280,915
Trip.com Group Ltd. ADR (a)	1,708	70,096
Wuliangye Yibin Co. Ltd. (A Shares)	960	24,327
Wuxi Biologics (Cayman), Inc. (a)(b)	2,286	12,927
Zijin Mining Group Co. Ltd. (H Shares)	12,442	21,314
TOTAL CHINA		1,653,316
Greece - 0.3%
OPAP SA	765	13,466
Hungary - 0.5%
Richter Gedeon PLC	951	23,990
India - 13.6%
Axis Bank Ltd.	4,287	49,725
Axis Bank Ltd. sponsored GDR (Reg. S)	90	5,265
Bharti Airtel Ltd.	5,045	54,591
HDFC Bank Ltd.	2,718	54,573
HDFC Bank Ltd. sponsored ADR	1,098	74,971
HDFC Standard Life Insurance Co. Ltd. (b)	4,670	36,731
Hindustan Unilever Ltd.	622	19,368
ICICI Bank Ltd.	4,212	51,339
Infosys Ltd. sponsored ADR	1,571	26,173
Jio Financial Services Ltd. (c)	1,757	5,594
Larsen & Toubro Ltd.	2,103	68,566
NTPC Ltd.	6,217	16,506
Reliance Industries Ltd.	1,455	45,102
Reliance Industries Ltd. GDR (b)	1,198	74,875
SRF Ltd.	599	15,809
Tata Consultancy Services Ltd.	304	12,647
Tata Steel Ltd.	10,690	16,008
Ultratech Cement Ltd.	329	33,277
TOTAL INDIA		661,120
Indonesia - 2.8%
PT Bank Central Asia Tbk	77,290	46,769
PT Bank Mandiri (Persero) Tbk	78,892	29,951
PT Bank Rakyat Indonesia (Persero) Tbk	116,328	43,584
PT Telkom Indonesia Persero Tbk	60,223	14,838
TOTAL INDONESIA		135,142
Korea (South) - 13.1%
Db Insurance Co. Ltd.	141	8,332
Hansol Chemical Co. Ltd.	110	16,874
Hyundai Fire & Marine Insurance Co. Ltd.	716	16,055
Hyundai Mipo Dockyard Co. Ltd. (a)	100	7,310
Hyundai Motor Co. Ltd.	422	64,734
JYP Entertainment Corp.	254	27,115
KB Financial Group, Inc.	491	19,618
LG Chemical Ltd.	76	38,544
LG Corp.	168	10,979
LG Innotek Co. Ltd.	133	27,480
NAVER Corp.	235	41,750
Samsung Electronics Co. Ltd.	5,159	281,829
SK Hynix, Inc.	768	74,172
TOTAL KOREA (SOUTH)		634,792
Malaysia - 0.2%
Press Metal Aluminium Holdings	7,822	8,743
Mexico - 4.6%
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	670	24,301
Grupo Aeroportuario Norte S.A.B. de CV	4,288	48,347
Grupo Financiero Banorte S.A.B. de CV Series O	8,909	84,440
Wal-Mart de Mexico SA de CV Series V	16,064	66,875
TOTAL MEXICO		223,963
Peru - 0.4%
Credicorp Ltd. (United States)	136	21,359
Saudi Arabia - 1.8%
Al Rajhi Bank	1,749	34,779
Dr Sulaiman Al Habib Medical Services Group Co.	246	18,950
The Saudi National Bank	3,029	31,125
TOTAL SAUDI ARABIA		84,854
Singapore - 1.0%
Sea Ltd. ADR (a)	691	45,965
South Africa - 4.1%
Absa Group Ltd.	3,295	34,905
Bid Corp. Ltd.	1,014	24,018
Capitec Bank Holdings Ltd.	245	24,569
FirstRand Ltd.	2,344	9,540
Gold Fields Ltd. sponsored ADR	1,062	16,429
Impala Platinum Holdings Ltd.	3,321	23,988
MTN Group Ltd.	2,633	20,619
Naspers Ltd. Class N	225	44,210
TOTAL SOUTH AFRICA		198,278
Taiwan - 13.0%
Chailease Holding Co. Ltd.	3,754	24,799
E Ink Holdings, Inc.	2,102	15,021
E.SUN Financial Holdings Co. Ltd.	13,029	10,697
eMemory Technology, Inc.	370	21,799
HIWIN Technologies Corp.	4,319	28,943
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,623	19,377
International Games Systems Co. Ltd.	1,589	30,936
MediaTek, Inc.	2,058	45,100
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,165	412,959
Unimicron Technology Corp.	3,704	21,705
TOTAL TAIWAN		631,336
Thailand - 0.7%
Bangkok Bank PCL (For. Reg.)	3,546	17,800
CP ALL PCL (For. Reg.)	5,217	9,696
SCB X PCL (For. Reg.)	2,201	7,248
TOTAL THAILAND		34,744
TOTAL COMMON STOCKS (Cost $4,259,433)		4,654,350

Nonconvertible Preferred Stocks - 1.4%
	Shares	Value ($)
Brazil - 1.4%
Banco Bradesco SA (PN)	5,255	18,514
Gerdau SA	900	5,567
Itau Unibanco Holding SA	7,080	42,881

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $55,773)		66,962

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (d) (Cost $181,343)	181,307	181,343

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $4,496,549)	4,902,655
NET OTHER ASSETS (LIABILITIES) - (1.2)% (e)	(57,058)
NET ASSETS - 100.0%	4,845,597

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	1	Sep 2023	52,715	2,330	2,330

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $310,410 or 6.4% of net assets.

(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	Includes $1,576 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	102,935	2,854,382	2,775,974	8,938	-	-	181,343	0.0%
Total	102,935	2,854,382	2,775,974	8,938	-	-	181,343

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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